254 South Mulberry Street
Suite 113
Mesa, AZ 85202

Telephone: (480) 664-3650

December 30, 2014

Mr. John Mooney
Pacific Venture Marketing Corporation
36 - 5531 Cornwall Drive
Richmond, BC , Canada V7C 5N7

Re: America Greener Technologies, Inc., a Nevada corporation (the "Corporation") and America Greener Technologies Corporation, an Arizona corporation ("AGT Arizona"), a wholly-owned subsidiary of the Corporation

Dear Mr. Mooney:

With respect to the $36,000 principal amount 3% convertible note (the "Note") dated August 26, 2014 issued by AGT Arizona to Pacific Venture Marketing Corporation (the "Lender"), this letter will serve to confirm our oral agreement that the Lender has agreed, effective December 30, 2014, to extend the due date of the Note to July 1, 2015.

To confirm your agreement to the foregoing, please execute a copy of this letter in the space provided below and provide a copy to the undersigned. Thank you and we appreciate your continued support of the Corporation.

Sincerely,

Michael C. Boyko
Chief Executive Officer

The foregoing is agreed to this 30th day of December, 2014.

Pacific Venture Marketing Corporation

By: ____________________
John P. Mooney

254 South Mulberry Street
Suite 113
Mesa, AZ 85202

Telephone: (480) 664-3650

December 30, 2014

Mr. James Corrigan
15572 Columbia Avenue
White Rock, BC Canada V4B 1K6

Re: America Greener Technologies, Inc., a Nevada corporation (the "**Corporation**") and America Greener Technologies Corporation, an Arizona corporation ("**AGT Arizona**"), a wholly-owned subsidiary of the Corporation

Dear Mr. Corrigan:

With respect to the $64,000 principal amount 3% convertible note dated August 26, 2014 (the "**Note**") issued by AGT Arizona to Mr. James Corrigan (the "**Lender**"), this letter will serve to confirm our oral agreement that the Lender has agreed, effective December 30, 2014, to extend the due date of the Note to July 1, 2015.

To confirm your agreement to the foregoing, please execute this letter in the space provided below and provide a copy to the undersigned. Thank you, and we appreciate your continued support of the Corporation.

Sincerely,

Michael C. Boyko
Chief Executive Officer

The foregoing is agreed to this 30th day of December, 2014.

James Corrigan